Dreyfus California
Tax Exempt Money Market Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                   Tax Exempt Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus California Tax Exempt Money Market Fund, covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Money market funds were particularly valuable investments over the 12-month reporting period because of their ability to protect capital while many longer term asset prices declined. The overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 21%, putting it firmly in bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus California Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended March 31, 2001, the fund produced a tax-exempt yield of 2.90% . Taking into account the effects of compounding, the fund provided an effective yield of 2.94%.(1)

We attribute the fund's performance to our management of the fund's weighted average maturity, which helped us capture relatively higher yields during the reporting period, while interest rates declined.

What is the fund's investment approach?

The fund seeks high current federal and California state tax-exempt income while looking to maintain a stable $1.00 share price. We are vigilant in our efforts
to    preserve    capital.

In pursuing the fund's investment approach, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from California issuers. Second, we actively manage the fund's weighted average maturity in anticipation of what we believe to be supply-and-demand changes in California' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund's weighted average maturity, which should position the fund to purchase new securities with then current higher yields if higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund's weighted average maturity to maintain then current yields for as long as we deem practical. At other times, we
typically   try   to  maintain  a  weighted  average  maturity  that
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

reflects    our   view   of   short-term   interest-rate   trends   and   future
supply-and-demand considerations.

What other factors influenced the fund's performance?

The fund was primarily influenced by changes in economic growth, monetary policy and supply-and-demand factors during the reporting period.

When the reporting period began on April 1, 2000, the U.S. economy was growing strongly, leading to a 50 basis point increase in interest rates by the Federal Reserve Board (the "Fed") in May. During the summer, however, evidence emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings during the remainder of 2000.

In January of 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt money market instruments moved sharply lower in this new environment

At the same time, issuance of new money market instruments remained at low levels while demand for tax-exempt money market instruments was very strong from California residents seeking to protect wealth from a volatile stock market. With so much cash chasing a limited supply of tax-exempt money market securities, yields dropped sharply.

In this environment, we generally maintained the fund's weighted average maturity at a point that was considerably longer than that of its competitors. This positioning enabled us to lock in higher prevailing yields for a longer time as short-term interest rates fell.

From a security selection standpoint, we focused primarily on high quality municipal notes from state and local issuers. We reduced the fund's exposure to variable rate demand notes, which feature floating rates that are reset daily or weekly. The fund had limited exposure to the state' s general obligation securities, which were put on negative credit watch by major credit rating agencies during California's energy crisis. The fund held no securities issued by the state's troubled electric companies during the reporting period

What is the fund's current strategy?

As of the end of the reporting period, we have maintained the fund's relatively long weighted average maturity to lock in prevailing yields if, as we expect, the Fed eases monetary policy further and interest rates continue to decline

In addition, we have maintained a "laddered" portfolio of municipal notes. These holdings mature in stages during the remainder of 2001. However, we have structured the portfolio to avoid maturities in the June through August period, when money market issuance and yields tend to fall. We are also carefully monitoring California' s response to its energy crisis, and our credit analysts will carefully evaluate the creditworthiness of any short-term tax-exempt securities that may be issued in response to this crisis. Of course, markets, strategy and portfolio composition can change at any time.

April 16, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2001

STATEMENT OF INVESTMENTS

                                                                                               Principal
TAX EXEMPT INVESTMENTS--95.5%                                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--78.4%

Alameda County Industrial Development Authority

  Industrial Revenue, VRDN (Niles Machine & Tool)

   3.45% (LOC; Wells Fargo Bank)                                                              1,150,000  (a)           1,150,000

Anaheim Housing Authority, MFHR, Refunding

  VRDN (Sage Park Project)

   3.40% (LOC; FNMA)                                                                          2,000,000  (a)           2,000,000

State of California:

  CP 2.70%, 4/4/2001 (Liquidity Facility:

    Bayerische Landesbank, Commerzbank,

    Credit Agricole-Indosuez, Credit Locale de

    France, Landesbank Hessen, Morgan Guaranty

    Trust Co., State Street Bank and Trust Co., Toronto

      Dominion Bank and Westdeutsche Landesbank)                                              2,000,000                2,000,000

   GO Notes:

      3.60%, 6/1/2001                                                                         2,160,000                2,157,685

      5%, 10/1/2001                                                                           2,900,000                2,916,940

      4.25%, 12/1/2001                                                                          500,000                  501,456

      6.50%, 3/1/2002 (Insured; AMBAC)                                                          500,000                  515,875

California Community College Finance Authority

   TRAN 5%, 8/3/2001 (Insured; FSA)                                                           3,500,000                3,509,039

California Economic Development

  Financing Authority, Industrial Revenue

  VRDN (Joseph Schmidt Project) 3.45%

   (LOC; Banque Nationale de Paris)                                                           3,100,000  (a)           3,100,000

California Educational Facility Authority, College

  and University Revenue, VRDN

   (San Francisco Conservatory) 3.30%                                                         2,900,000  (a)           2,900,000

California Housing Finance Agency

  Home Mortgage Revenue

   3.90%, 10/1/2001                                                                           2,900,000                2,900,000

California School Cash Reserve Program Authority

   Revenue 5.25%, 7/3/2001 (Insured; AMBAC)                                                   9,000,000                9,048,146

Central Coast Water Authority, Water Revenue

   4.375%, 10/1/2001 (Insured; AMBAC)                                                           250,000                  251,937

Concord, MFHR

  VRDN (Maplewood & Golden Glen)

   3.40% (LOC; Citibank)                                                                      4,125,000  (a)           4,125,000

City of Daly Housing Development Financing Agency

  MFHR, Refunding, VRDN (Serramonate Del Ray)

   3.35% (LOC; FNMA)                                                                         10,000,000  (a)          10,000,000

Fresno, Airport Revenue, VRDN

  (Merlots) 3.39% (Insured; FSA and Liquidity

   Facility; First Union Bank)                                                                2,000,000  (a)           2,000,000



                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Golden Empire School Financing Authority

  Revenue, VRDN (Kern High School District)

   3.20% (LOC; Canadian Imperial Bank of Commerce)                                            7,600,000  (a)           7,600,000

Kings County Housing Authority, MFHR, Refunding

  VRDN (Edgewater Isle Apartments)

   3.80% (LOC; Wells Fargo Bank)                                                              6,155,000  (a)           6,155,000

City of Los Angeles, MFHR, Refunding

  VRDN (Moutainback Apartments)

   3.25% (LOC; Banco Santander)                                                               1,840,000  (a)           1,840,000

Los Angeles County, TRAN

   5%, 6/29/2001                                                                              7,000,000                7,032,788

Los Angeles County Metropolitan Transportation

  Authority, Sales Tax Revenue, Refunding

  VRDN 3.45% (Insured; MBIA and Liquidity

   Facility; Credite Locale de France)                                                        8,000,000  (a)           8,000,000

Los Angeles Industrial Development Authority

  Empowerment Zone Facilities Revenue, VRDN

   (AAA Packing & Shipping Project) 3.35%                                                     3,000,000  (a)           3,000,000

Los Angeles Union School District, TRAN

   5.25%, 10/3/2001                                                                           2,500,000                2,527,551

Oakland Joint Powers Financing Authority, LR

  VRDN 3.30% (Insured; FSA and Liquidity

   Facility; Commerzbank)                                                                     2,600,000  (a)           2,600,000

Orange County, VRDN:

  Apartment Development Revenue

    (Laguna Summit Apartments)

      3.35% (Insured; FGIC)                                                                   8,500,000  (a)           8,500,000

   Sanitation Districts, COP, LR, Refunding

      3.40% (Insured; AMBAC and Liquidity

      Facility; Barclays Bank)                                                                8,000,000  (a)           8,000,000

Port Oakland, Revenue, VRDN

  (Merlots) 3.39% (Insured; FGIC and

   Liquidity Facility; First Union Bank)                                                      4,680,000  (a)           4,680,000

Poway Redevelopment Agency

  Tax Allocation Revenue, Refunding

   7.75%, 12/15/2001                                                                          1,075,000  (b)           1,134,176

Rancho Water District Financing Authority, LR

  VRDN 3.40% (Insured; FGIC and Liquidity

   Facility; FGIC)                                                                            3,800,000  (a)           3,800,000

Redwood City Public Financing Authority, LR

  Refunding (Capital Facilities Project)

   3.95%, 7/15/2001 (Insured; AMBAC)                                                            500,000                  501,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Bernardino County, COP, LR

  (Capital Facilities Project)

   7%, 8/1/2001                                                                               1,000,000  (b)           1,030,161

San Francisco Bay Area Rapid Transit District, CP

  3.95%, 4/10/2001 (LOC; Morgan Guaranty

   Trust Company Co.)                                                                         3,000,000                3,000,000

City of San Jose Redevelopment Agency, Tax Allocation

  Revenue VRDN (Putters) 3.38% (Insured; MBIA and

   Liquidity Facility; Morgan Guaranty Trust Co.)                                             3,000,000  (a)           3,000,000

San Jose Financing Authority, LR, Refunding

  VRDN (Hayes Mansion)

  3.25% (Insured; AMBAC and Liquidity

   Facility; Bank of Nova Scotia)                                                             4,000,000  (a)           4,000,000

Stanislaus County, Office of Education

   TRAN 5%, 8/10/2001                                                                         4,200,000                4,221,388

University, College and University Revenue, Refunding

  (Multiple Purpose Project)

   6.20%, 9/1/2001 (Insured; MBIA)                                                            6,675,000                6,734,512

Victory Valley Joint Union High School District

   TRAN 5%, 7/12/2001                                                                         2,000,000                2,004,287

U.S. RELATED--17.1%

Commonwealth of Puerto Rico Government

  Development Bank, CP:

      4%, 4/10/2001                                                                           5,634,000                5,634,000

      3.20%, 5/10/2001                                                                        2,000,000                2,000,000

      3.80%, 5/16/2001                                                                        4,000,000                4,000,000

      3.90%, 5/24/2001                                                                        2,578,000                2,578,000

      3.35%, 5/31/2001                                                                        5,924,000                5,924,000

      3%, 9/28/2001                                                                           5,000,000                5,000,000

Commonwealth of Puerto Rico, Public Improvement

   GO Notes 5.50%, 7/1/2001 (Insured; AMBAC)                                                    400,000                  401,593

Guam Power Authority, CP, Revenue

  4%, 4/9/2001 (Insured; AMBAC and Liquidity

   Facility; Kreditbank)                                                                      3,600,000                3,600,000

Puerto Rico Electric Power Authority

   Power Revenue 7%, 7/1/2001                                                                 1,000,000  (b)           1,027,862
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $168,596,509)                                                             95.5%              168,602,566

CASH AND RECEIVABLES (NET)                                                                         4.5%                7,987,591

NET ASSETS                                                                                       100.0%              176,590,157



Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

COP                       Certificate of Participation

CP                        Commercial Paper

FGIC                      Financial Guaranty Insurance
                             Company

FNMA                      Federal National Mortgage
                             Association

FSA                       Financal Security Assurance

GO                        General Obligation

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

TRAN                      Tax and Revenue Anticipation
                             Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1, A2                             89.3

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                       10.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           168,596,509   168,602,566

Cash                                                                    161,000

Receivable for investment securities sold                             6,000,000

Interest receivable                                                   1,966,751

Prepaid expenses and other assets                                        15,202

                                                                    176,745,519
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            99,406

Accrued expenses and other liabilities                                   55,956

                                                                        155,362
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,590,157
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     176,623,318

Accumulated net realized gain (loss) on investments                    (39,218)

Accumulated gross unrealized appreciation of investments                 6,057
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      176,590,157
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                    176,686,126

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,173,685

EXPENSES:

Management fee--Note 2(a)                                              873,479

Shareholder servicing costs--Note 2(b)                                 129,963

Professional fees                                                       40,601

Trustees' fees and expenses--Note 2(c)                                  31,363

Registration fees                                                       23,934

Custodian fees                                                          19,104

Prospectus and shareholders' reports                                    10,616

Miscellaneous                                                            5,839

TOTAL EXPENSES                                                       1,134,899

INVESTMENT INCOME--NET                                               5,038,786
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 22,923

Net unrealized appreciation (depreciation) on investments                6,057

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  28,980

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,067,766

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,038,786            4,260,364

Net realized gain (loss) from investments          22,923                8,135

Net unrealized appreciation (depreciation)
        of investments                               6,057                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,067,766             4,268,499
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,038,786)          (4,260,364)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 335,603,801         361,109,472

Dividends reinvested                            3,337,958           2,767,290

Cost of shares redeemed                     (325,690,086)        (394,794,925)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      13,251,673          (30,918,163)

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,280,653          (30,910,028)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           163,309,504          194,219,532

END OF PERIOD                                 176,590,157          163,309,504

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                             Year Ended March 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .029           .024           .026           .029          .028

Distributions:

Dividends from investment income--net                           (.029)         (.024)         (.026)        (.029)         (.028)

Net asset value, end of period                                   1.00           1.00           1.00          1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.94           2.43           2.59          2.91           2.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .65            .68            .66           .69           .66

Ratio of net investment income
   to average net assets                                         2.89           2.40           2.56          2.88          2.77
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         176,590        163,310        194,220       194,213       226,548

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings cred its of $4,254 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $39,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. If not applied, $26,000 of the carryover expires in fiscal 2003, $9,000 expires in fiscal 2004 and $4,000 expires in fiscal 2005.

During the period ended March 31, 2001, the fund reclassified $30,474 between accumulated net realized gain (loss) on investments and paid-in capital due to expiration of capital loss carryovers. The results of operations and net assets were not affected by the reclassification.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2001, the fund was charged $74,581 pursuant to
the    Shareholder    Services    Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $41,486 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus California Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 2001 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
May 7, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal and, for individuals who are California residents, California personal income taxes).



NOTES



                      For More Information

                        Dreyfus California Tax Exempt
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  357AR0301